U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 19, 2013

NEW LEAF BRANDS, INC.
(Name of Small Business Issuer as Specified in Its Charter)

Nevada	0-15482	77-0125664
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One DeWolf Road, Suite 208, Old Tappan, New Jersey 07675
(Address of principal executive offices)

(201) 784-2400
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Registrant’s Form 10-K, any Form 10-Q or any Form 8-K  of the Registrant or any other written or oral statements made by or on behalf of the Registrant may contain forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the beverage business, and Master itself. Statements, including without limitation, those related to: future revenue, earnings, margins, growth, cash flows, operating measurements, tax rates and tax benefits; expected economic returns; projected 2013 operating results, future strength of Master; future brand positioning; achievement of Master vision; future marketing investments; the introduction of new lines or categories of products; future growth or success in specific countries, categories or market sectors; capital resources and market risk are forward-looking statements. In addition, words such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "is likely," "plans," "predicts," "projects," "should," "will," variations of such words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions ("Risk Factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements.

Readers are cautioned not to place undue reliance on such forward-looking statements as they speak only of the Registrant’s views as of the date the statement was made.  The Registrant undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 1.01 – Entry into Material Definitive Agreements
ITEM 2.01 – Completion of Acquisition or Disposition of Assets.

(A)
Stock Purchase Agreement.  On April 19, 2013, we entered into a Stock Purchase Agreement, (the “Agreement”) by and among New Leaf Distribution Inc. (“NLDI”), a newly formed 100% owned Delaware subsidiary of New Leaf Brands, Inc. (“NLEF”, “New Leaf”, “we” “us” or the “Company”), and Master Distributors Inc. (Master), for Company to acquire 100% of the shares of Common Stock of Master, which represents all of the issued and outstanding shares of Master (filed herewith as Exhibit 10.1).  More detailed terms of the Agreement are set forth below.

(B)
Employment Agreement.  Upon closing of the Stock Purchase Agreement, Master entered into a four year Employment Agreement with Morris Stodard, (filed herewith as Exhibit 10.2) to serve as president of Master.  The employment agreement contains standard non-compete and non-disclosure agreements, provides for the grant of an indeterminate number of stock options and the grant of 6,000,000 shares to Mr. Stodard.

On April 19, 2013, a closing was held pursuant to the Agreement.  The purchase price of the shares of Master under the Agreement is $2,900,000 and is comprised of $1,150,000 of cash, of which $ 125,000.00 was paid on or prior to closing, and 1,750 shares of a newly created Series M Convertible Preferred Stock with a liquidation preference of $1,000 per share. The balance of the cash portion of the purchase price is due in installments ranging from $100,000 to $16,666 over the 30 months following the closing.   The Registrant applied funds from its working capital to meet its obligations under the Agreement and will require additional investor financing to complete the payment of the purchase price (the availability of which cannot be assured).  If the Registrant is unable to meet its obligations under the Agreement, the Registrant may be required to return the stock of Master to Mr. Stodard.

Each of the 1,750 shares of Series M Convertible Preferred Stock (“Series M”) has a stated value and of $1,000 and a liquidation preference of $1,000 to be paid upon any winding up or dissolution of the Company after payment of debts of the Company and any class of stock having preference over the Series M.  The Series M does not have any dividend rights and is entitled to vote as a class where required by law and in certain limited circumstances set forth in the Certificate of Designation which is a filed as Exhibit 10.3 hereto.  Commencing April 14, 2014 and through April 30, 2018, one quarter of the shares of Series M may be converted to common each year with a conversion ratio determined with reference to the market price of our common stock (as defined in the Certificate of Designation) so that each share converts into $1,000 worth of our common stock .  Morris Stodard, as the owner of all of the shares of Master, is now the owner of all of the shares of the Series M.

Business of Master

BUSINESS
General

New Leaf Brands (“NLEF”), has acquired 100% of the shares of Master Distributors through its wholly owned subsidiary, New Leaf Distribution, Inc. Master utilizes a direct sales force to promote and sell Master products. Management believes that Master must expand its distribution sales channels to be able to move into what management believes is higher growth markets. Management’s strategy in becoming part of a publicly held company in the United States is to enhance Master’s capital raising abilities to fund increased current inventory levels, improve payment terms with our core products suppliers and expansion of our sales and marketing team.

Marketing

Master's overall marketing strategy is to strengthen its current position in the Baltimore/Washington, DC beverage market, leverage its brand reputation and its management’s 40  year history as a quality distributors of beverage products, and sell directly into chains and big box stores.  The marketing strategy of providing products via our DSD channel, has served Master well. However, future growth will require us to increase our distributed products and brand awareness in our markets, hire a full time director of Sales and Marketing, increase our brand and marketing, our web presence, and strengthen our dominant local channels.

Payment Terms

Master Distributors provides terms to its customers on terms that are comparable in the market and averages DSO of approximately 24 days.  Management believes that its DSO will become greater once credit facilities are established.  Providing terms to well-qualified customers will increase Master’s volume as well as inherent credit risks.
Distribution

Management believes that the skill level and experience of Master’s work force, as well as Master’s operations, allow it to meet current order demand but may need to increase employee headcount should sales increase more than 15%.

Competition

Master currently operates broadly in a highly competitive environment of which there are only numerous competitors.  Master's major competitors are located in Washington, DC and Philadelphia, PA. Master is the dominant independent beverage distributor in the Baltimore, MD market and a strong competitor in Washington, DC.

Employees

As of April 19, 2013, Master’s has twenty-two (22) full time employees. Master employs one distribution Vice President (1), three (3) administrative employees, one (1) Certified Public Accountant (CPA), a Controller, and its President, Morris Stodard. When large volume orders are received, Master’s hires part-time, temporary workers for additional packaging and shipping support. None of these employees are covered by any collective bargaining agreement. Master presently considers its employee relations to be satisfactory.

Proprietary Rights

We have entered into an Employment Agreement with our President, Morris Stodard, and are negotiating Non-circumvent and Non-Disclosure agreements with key employees that require them to keep all of our corporate information confidential.  We cannot assure that such protections will prove adequate should they be challenged in litigation.

Facilities

Master’s operates from a 90,000 square foot industrial building containing approximately 75,000 square feet of warehouse space and 15,000 square feet of administration space. The current facilities are considered adequate for its present operations.

Legal Proceedings

Master is a party to litigation with its landlord, GW Associates, whereby GW has exercised its rights to foreclose on Master’s leasehold.  GW is also a bridge lender to Master.  To date, NLEF has successfully negotiated a month to month lease with GW and the parties anticipate executing a new lease on the facility similar to the terms previously held by Master..

Inventory Management

Master’s ability to manage its inventories properly is an important factor in its operations. Inventory shortages can impede Master's ability to meet orders on a timely basis. Conversely, excess inventories will result in increased inventory carrying costs that will lower gross margins. If Master is unable to effectively manage its inventory, its business, results of operations and financial condition will be adversely affected.

Suppliers and Service Providers

Master's ability to competitively price its products depends on the cost of its inventory, packaging costs, cost of fuel for shipping charges, and its ability to maintain fixed and variable overhead. The cost of materials may be subject to annual price increases from our suppliers and Master typically enters into pricing contracts to hold pricing levels firm for periods of less than one (1) year.

Customers

Master's financial success is directly related to the willingness of our customers to continue to purchase our products. Master does not typically have long-term contracts with its customers however Master’s places beverages in its customers stores and possesses routes that are subject to standard, standing re-supply orders. Sales to Master's customers are generally on a weekly basis. Failure to fill customers' orders in a timely manner could harm Master's relationships with its customers. Furthermore, if any of Master's major customers experiences a significant downturn in its business, then these customers may reduce or discontinue purchases from Master, which could have an adverse effect on Master's business, results of operations and financial condition.

Master sells its products to its customers based on established pricing and discounts pricing based on sales volumes. Master extends credit on a case by case basis. Financial difficulties of a customer could cause Master to cease or reduce business with that customer.  Master's inability to collect from its customers or a cessation or reduction of sales to certain customers because of financial concerns could have an adverse effect on Master's business, results of operations and financial condition.

The target markets and targeted customers for our products include delis, bodegas, chain stores, regional wholesalers and larger wholesales seeking independent product lines.

Implementation of Growth Strategy

As part of its growth strategy Master will:
●	Strengthen and expand its distribution channels in its home market
●	Develop a more comprehensive brand development program and
●	Strengthen and increase its strategic alliances, business combinations or other material distribution relationships.

RISK FACTORS

Those interested in investing in Master because of the Stock Purchase Agreement should carefully consider the following Risk Factors pertaining to New Leaf Brands, Inc. as well as the risks and uncertainties that are described in Master's most recent Annual and Quarterly Reports under the Securities Exchange Act of 1934.

Going Concern Qualification.
Our Independent Accountants have expressed doubt about our ability to continue as a going concern. The ability to continue as a going concern is an issue raised as a result of the material operating losses incurred since inception, and its stockholders' deficit. We expect to continue to experience net operating losses. Our ability to continue as a going concern is subject to our ability to obtain necessary funding from outside sources, including obtaining additional funding from the sale of our securities or obtaining loans from various financial institutions where possible. The going concern increases the difficulty in meeting such goals.

Financial Condition of Master Distributors (“Master”), Lack of Audit, Need for additional Financing

Master’s internally generated unaudited financial information represent a loss for the year ended December 31, 2012, and has incurred losses in the previous fiscal year.   In addition, Master has limited working capital.  Since September 2012, Master has incurred indebtedness of $270,000.00 as loans from New Leaf and $117,000.00 from Yellowstone Capital to meet its working capital needs. The New Leaf loans bear interest at 12% per year.  The Yellowstone Capital loan was executed on August 14, 2012 and bears interest at 15% per year.   Additional financing will be required to increase Master’s cash flow.  Additional funding will also be required to grow and expand Master. Unless it is able to obtain additional financing, there is substantial doubt as to Master continuing as a going concern.  Management believes that as a subsidiary of New Leaf, Master will be able to meet its short term capital needs, but there are no commitments to provide equity funding and no assurance can be given that funding will be available on reasonable terms.  Furthermore, Master does not have audited financial information at this time although Company has retained local auditors to perform a two year audit.  While audited financial information is not required at this time under Securities and Exchange Commission rules, such audited financial information, which will be filed within 75 days in an amendment to this Current Report on Form 8-K,  may contain adjustments which substantially modify the foregoing disclosures.  In addition, the audited financial information will contain footnotes which will assist the reader to better understand the business of Master.

Need for Additional Capital

We will need additional funds to complete the purchase of Master pursuant to the Agreement and to execute on our plan for growth in our geographic market.  Consequently, we will seek to raise further capital through not only possible public and private offerings of equity and debt securities, but also through collaborative arrangements, strategic alliances or other business combinations..  We estimate $500,000 of additional funding will be required by the 2013 to fund our working capital and growth plans. We may be unable to raise additional capital on commercially acceptable terms, if at all, and if we raise capital through additional equity financing, existing shareholders may have their ownership interests diluted. Our failure to be able to generate adequate funds from operations or from additional sources would harm our business.  We have executed Agreements with two lenders to provide accounts receivable and inventory financing, which, in the aggregate may be insufficient to meet our capital requirements.   We can provide no assurance that these credit facilities will be adequate to reduce existing shareholders’ interests.

Industry Intensely Competitive.

The beverage industry is intensely competitive. While we maintain a strong market share in our geography, there is no guarantee we can maintain that market share.  We will compete with both public and private beverage brands and distributors that have a greater number of products on the market, have greater financial and other resources and have other competitive advantages. We cannot be certain that one or more of our competitors will not dominate, block or adversely affect our business; will benefit from significantly greater sales and marketing capabilities or will not develop products that are accepted more widely than ours.

Distribution Contract Risk.

Our ability to obtain and maintain contractual distribution agreements with some of our brand partners that protect our long term distribution rights with our products will affect our success. The distribution agreements can be highly uncertain and involve complex legal and factual questions. Future distribution rights, if granted, may not be upheld in a court of law, if challenged. Our distribution rights may not provide competitive advantages for our products and may be challenged, infringed upon or circumvented by our competitors. We cannot defend our distribution rights or litigate every potential contract that may be in violation.

Possible Failure to Comply with Government Regulations.

We, and any prospective client’s products are subject to extensive, complex, costly, and evolving governmental rules, regulations and restrictions administered by the FDA, by other federal and state agencies, and by governmental authorities. Even with governmental market approval, we, as well as our partners, contract manufacturers and suppliers, are subject to numerous requirements covering, among other things, testing, manufacturing, quality control, labeling and continuing review of medical products, and to permit government inspection at all times. Failure to meet or comply with any rules, regulations, or restrictions of the FDA or other agencies could result in fines, unanticipated expenditures, product delays, non-approval or recall, interruption of production, and criminal prosecution.

Exposure to Product Liability Claims.

Our design, testing, development, manufacture, and marketing of products involve an inherent risk of exposure to product liability claims and related adverse publicity. Although we believe that our product liability insurance is adequate, additional insurance coverage is expensive and in the future we may be unable to obtain additional liability coverage on acceptable terms. If we are unable to obtain sufficient insurance at an acceptable cost or if a successful product liability claim is made against us, whether fully covered by insurance or not, our business could be harmed.

Reliance on Key Personnel

Our success will depend, to a great extent, upon the experience, abilities and continued services of our executive officers and key management personnel. If we lose the services of any of these officers or key personnel, our business could be harmed. Our success also will depend upon our ability to attract and retain other highly qualified Regulatory, Marketing, Sales, and manufacturing personnel and our ability to develop and maintain relationships with key individuals in the industry. Competition to attract qualified personnel and relationships is intense and we compete with other companies in our industry. We may not be able to continue to attract and retain qualified personnel.

Uncertainty as to our Ability to Initiate Operations and Manage Growth.

Our efforts to market our products will result in new and increased responsibilities for management personnel and will place a strain upon our management, financial systems, and resources. We may be required to continue to implement and to improve our management, operating and financial systems, procedures and controls on a timely basis and to expand, train, motivate and manage our employees. There can be no assurance that our personnel, systems, procedures, and controls will be adequate to support our future operations.

Integration of Newly Acquired Businesses.

New Leaf Brands may make strategic acquisitions in the future and cannot assure that it will be able to successfully integrate the operations of newly-acquired businesses into, or for the benefit of, Master's current operations. It is Management’s intent to consolidate various business functions to include Information Technology, Accounting, legal under a central core operation. The failure to integrate newly acquired businesses or the inability to make suitable strategic acquisitions in the future could have an adverse effect on Master's business, results of operations and financial condition.

Attraction and Retention of Qualified Personnel

Master is dependent on the efforts and abilities of its senior executive officers. Master believes that its senior management team has significant experience and depth and that it possesses appropriate senior management succession plans. Master's future success also depends on its ability to identify, attract and retain additional qualified personnel.

Broker-Dealer Requirements May Affect Trading and Liquidity of Our Common Stock

Section 15(g) of the Securities Exchange Act of 1934, as amended, and Rule 15g-2 promulgated thereunder by the SEC require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account.

Potential investors in the Registrant's common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be "penny stock." Moreover, Rule 15g-9 requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for holders of our common stock to resell their shares to third parties or to otherwise dispose of them in the market or otherwise.

ITEM 3.02 – Unregistered Sale of Equity Securities

The names, addresses and percentage ownership of Master Distributions Inc. receiving the Series M Preferred Shares in New Leaf Brands, Inc. are as follows:

	Number of	Percentage of
Name and Address	Shares	Class

Morris Stodard	1,750	100%

These shares were issued in reliance on the exemption afforded by section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving any public offering. The share certificates will bear an appropriate restrictive legend and stop transfer instructions will be maintained with New Leaf Brands’ transfer agent.

ITEM 9.01 – Financial Statements and Exhibits

Financial Statements of Business Acquired.  To be filed by amendment.

Pro Forma Financial Information.  To be filed by amendment.

    (a) Exhibits
Exhibit 10.1  Stock Purchase Agreement
Exhibit 10.2  Employment Agreement
Exhibit 10.3  Certificate of Designation of Preferred Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

New Leaf Brands Inc.

Dated: May 24, 2013	By:	/s/ David N, Fuselier
David N. Fuselier Chairman and Chief Executive Officer